Exhibit 10.4

                         NINTH AMENDED AND RESTATED
                                ASHLAND INC.
                     SUPPLEMENTAL EARLY RETIREMENT PLAN
                    FOR CERTAIN KEY EXECUTIVE EMPLOYEES
                             September 19, 1996

ARTICLE I.        PURPOSE AND EFFECTIVE DATE.
1.01 The purpose of the Plan is to allow designated senior executive employees to retire prior to their sixty-fifth birthday without an immediate substantial loss of income. This Plan is a supplemental retirement arrangement for a select group of management.
1.02 The Plan as described herein shall amend and supersede, as of September 19, 1996, all provisions of the Eighth Amended and Restated Ashland Inc. Supplemental Early Retirement Plan for
         Certain  Key  Executive   Employees.   However,   the  rights  and
         obligations  of  Employees  who  were  selected  by the  Board  or
         approved   for   participation   pursuant   to   the   eligibility
         requirements of the Plan to receive a benefit under the Plan, or who were receiving benefits under a prior plan, prior to September 19, 1996 (irrespective of the Effective Retirement Date(s) of such Employee(s)), shall be governed by the terms of the Plan in effect at the time of such retirement.
ARTICLE II.       DEFINITIONS.
         The following terms used herein shall have the following meanings unless the context otherwise requires:
2.01     "Age" - means the age of an Employee as of his or her last birthday.
2.02 "Annual Retirement Income" - means the annual income payable under this Plan by Ashland for the lifetime of a Participant commencing on such Participant's Effective Retirement Date and ending on his or her date of death, subject to the provisions of Section 5.04.
2.03 "Ashland" - means Ashland Inc. and its present or future subsidiary corporations.
2.04     "Board of Directors" - means the Board of Directors of Ashland.
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2.05     "Change in Control" - shall be deemed to occur (1) upon the approval of the shareholders of Ashland (or
         if such  approval is not  required,  the approval of the Board) of
         (A) any consolidation or merger of Ashland in which Ashland is not the continuing or surviving corporation or pursuant to which shares of Ashland common stock would be converted into cash, securities or other property other than a merger in which the holders of Ashland common stock immediately prior to the merger will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Ashland, or (C) adoption of any plan or proposal for the liquidation or dissolution of Ashland, (2) when any "person" (as defined in Section 3(a)(9) or 13(d) of the Securities Exchange Act of 1934), other than Ashland or any subsidiary or employee benefit plan or trust maintained by Ashland or any of its subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3
         under  the   Securities   Exchange  Act  of  1934),   directly  or
         indirectly,   of  more  than  15%  of  the  Ashland  common  stock
         outstanding at the time, without the approval of the Board, or (3) if at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by Ashland's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.
2.06     "Committee" - means the Personnel and Compensation Committee of the
         Board.
2.07 "Effective Retirement Date" - means the date upon which a Participant retires under this Plan which shall be the first day of the month following the Participant's 62nd birthday or, at Ashland's discretion or as otherwise provided in Article VI, any earlier age. Upon Board or Chief Executive Officer and/or Chief
         Operating   Officer  approval,   as  applicable,   the  "Effective
         Retirement Date" of a Participant may occur after the Employee reaches age 62.

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2.08     "Employee" - means an executive  employee of Ashland who (i) is at least 55 years of age; and (ii) holds a position classified at the level of 1,000 Hay Points or above (and who is deemed on the Effective Retirement Date to be a Level V or above employee under the Incentive Compensation Plan).
2.09 "Employment Contracts" - means those contractual agreements, in effect from time to time, which are approved by the Board and which provide an Employee with a specified period of employment and other benefits.
2.10 "Final Average Bonus" - means the Participant's average bonus paid under the Incentive Compensation Plan (including amounts that may have been accrued, but deferred in payment under such plan) during the highest thirty-six (36) months out of the final sixty-month
         (60) period. For these purposes, the "bonus accruedpaid" for a particular month contained within a particular fiscal year related to payments under such plan shall be equal to the amount of such bonus actually paid (regardless of the date paid, but excluding
         any   adjustment  for  the  deferral  of  such  payment)  to  such
         Participant on account of such fiscal year divided by the number of months contained in such fiscal year which were used in determining  the  amount  of  such  bonus  actually  paid  to such
         Participant.
2.11 "Final Average Compensation" - means the Participant's average base compensation paid during the highest thirty-six months (36) out of the final sixty-month (60) period plus the Final Average Bonus. For these purposes, the base the average total compensation paid during the highest thirty-six months (36) out of the final sixty-month (60) period. For these purposes, "total compensation paid" is the sum of the "compensation paid" and the "bonus paid" during a particular month. compensation paid with respect to any particular calendar month, "Compensation paid" shall be the base rate of compensation for such Participant in effect on the first day of such calendar month. "Bonus paid" shall have the same meaning as set forth in Section 2.10.
2.12 "Incentive Compensation Plan" - means the Ashland Inc. Incentive Compensation Plan or the Ashland Inc.
         Incentive Compensation Plan for Key Executives, as applicable.
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2.13     "Participant"  - means  an  Employee  who has  been  approved  for participation in the Plan pursuant to Article III or Section 5.06.
2.14 "Plan" - means the Ninth Amended and Restated Ashland Inc. Supplemental Early Retirement Plan for Certain Key Executive Employees as set forth herein.
2.15 "Service" - means the number of years and fractional years of employment by Ashland of an Employee, measured from the first day of the month coincident with or next succeeding his or her initial date of employment up to and including such Employee's Effective Retirement Date. For purposes of this Section 2.142.15, Service shall include an Employee's employment with a subsidiary or an affiliate of Ashland determined in accordance with rules from time to time adopted or approved by the Board.
ARTICLE III.      PARTICIPATION IN PLAN.
         Eligibility for benefits shall be determined as follows:
3.01 Except as otherwise provided in Section 3.03, an Employee who on the Effective Retirement Date holds a position classified at the level of 2,000 Hay Points or above (and who is deemed to be a Level I or II Participant under the Incentive Compensation Plan) shall require Board approval to participate in this Plan.
3.02 An Employee who on the Effective Retirement Date holds a position classified at the level of less than 2,000 Hay Points (and who is deemed to be a Level III, IV, or V Participant under the Incentive Compensation Plan) shall require the approval of either Ashland's Chief Executive Officer or Chief Operating Officer to participate in this Plan.
3.03 Subject to the provisions of Article VI, in the event of a "Change in Control" (as defined in Section 2.05), an Employee who who has 2,000 or more Hay Points (and who is deemed to be a Level I or II
         Participant   under  the   Incentive   Compensation   Plan)  shall
         automatically   be  deemed  to
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         be   approved  by  the  Board  for participation under this Plan.
3.04 The Board or Chief Executive Officer or Chief Operating Officer, as applicable, may approve such key executives for participation in the Plan as they deem to be appropriate, all in its sole discretion.
3.05 Ashland reserves the right to terminate any Participant for "Cause" prior to his or her Effective Retirement Date, with a resulting forfeiture of the payment of benefits under the Plan. Ashland also reserves the right to terminate any Participant's participation in the Plan for "Cause" subsequent to his or her Effective Retirement Date. For purposes of this Section 3.05, "Cause" shall mean the willful and continuous failure of a Participant to substantially perform his or her duties to Ashland (other than any such failure resulting from incapacity due to physical  or  mental  illness),  or  the  willful  engaging  by  a
         Participant  in  gross  misconduct   materially  and  demonstrably
         injurious to Ashland, each to be determined by Ashland in its sole discretion.
ARTICLE IV.         INTERACTION WITH EMPLOYMENT CONTRACTS.
4.01 Notwithstanding any provision of this Plan to the contrary, an Employee who has entered into an Employment Contract with Ashland and who is either terminated without "Cause" prior to a "change in control of Ashland" or is terminated without "Cause" or resigns for "Good Reason" following a "change in control of Ashland" (each quoted term as defined in the applicable employment agreement) shall be entitled to receive the benefits as provided pursuant to this Plan. Benefits payable hereunder in such a situation shall be calculated in accordance with the payment option selected by the Employee at such time.
4.02     Benefits Prior to "Change in Control."
         If the Employee's termination is without "Cause" prior to a "change in control of Ashland," benefits payable hereunder shall not include those benefits which would have been payable to the Employee during the first two (2) years of his or her retirement under the Plan. The benefits payable hereunder shall commence no earlier than as of the first day of the calendar month coincident with or next following the second anniversary following the Employee's "Date of Termination" (as defined in the applicable employment agreement); however, if the Employee elects to receive such benefits in a lump sum as provided in Section 5.04(b)(1), such benefits shall commence and be payable as therein specified.
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4.03     Benefits Subsequent to a "Change in Control."
         If the Employee's termination is without "Cause" or he or she resigns for "Good Reason" following a "change in control of Ashland," benefits payable hereunder shall not include those benefits which would have been payable to the Employee during the first three (3) years of his or her retirement under the Plan. The benefits payable hereunder shall commence no earlier than as of the first day of the calendar month coincident with or next following the third anniversary following the Employee's "Date of Termination" (as defined in the applicable employment agreement); however, if the Employee elects to receive such benefits in a lump sum as provided in Section 5.04(b)(1), such benefits shall commence and be payable as therein specified.
4.04 If a Participant accepts, during a period of five (5) years subsequent to his or her Effective Retirement Date, any consulting or employment activity which is in direct conflict with the business of Ashland at such time (such determination regarding conflicting activity to be made in the sole discretion of the Board), he or she shall not be entitled to the receipt of any further payments of Annual Retirement Income under this Plan; provided, however, he or she shall not be restricted in any manner with respect to any other nonconflicting activity in which he or she is engaged. If a Participant wishes to accept employment or consulting activity which may be prohibited under this Section 4.04, such Participant may submit to Ashland written notice (Attention: Administrative Vice President, Human Resources) of his or her wish to accept such employment or consulting activity. If within ten (10) business days following receipt of such notice Ashland does not notify the Participant in writing of Ashland's objection to his or her accepting such employment or consulting activity, then such Participant shall be free to accept such employment or consulting activity for the period of time and upon the basis set forth in his or her written request.
ARTICLE V.        ANNUAL RETIREMENT INCOME AND OTHER BENEFITS.
5.01     LEVELS I AND II.

         The Annual Retirement Income of a Participant who retired from a position which was assigned a Hay Point rating equal to or exceeding 2,000 points (and who is deemed to be a Level I or II Participant under the Incentive Compensation Plan) shall be equal to: (a) Pre-Age 62 Benefit
                  A Participant who retires under this Plan shall receive an Annual Retirement Income from and after the first day of the calendar month next following his or her Effective Retirement Date until the end of the month in which he or she attains age 62 equal to the greater of (1) the amounts provided in the following schedule; or (2) 50% of Final Average Compensation; provided, however, that in the event such Participant retired with less than 20 years of Service, such Annual Retirement Income shall be 50% of Final Average Compensation multiplied by a fraction (A) the numerator of which is such Participant's years of and fractional years of Service, and (B) the denominator of which is twenty (20).

                                                                        % of
                  Retirement                                    Compensation
                  ----------                                    ------------
                  1st    -   Year After Effective                      75%
                             Retirement Date
                  2nd    -          (                                  70%
                  3rd    -          (                                  65%
                  4th    -          (                                  60%
                  5th    -          (                                  55%
                  6th    -   Year and thereafter                       50%
                             to Age 62

                  For purposes of this Section 5.01(a), "% of Compensation" shall mean the annualized average of the Participant's base monthly compensation rates (excluding incentive awards, bonuses, and any other form of extraordinary compensation) in effect with respect to Ashland on the first day of the thirty-six (36) consecutive calendar months which will give the highest average out of the one-hundred twenty (120) consecutive calendar month period ending on the Participant's Effective

                  Retirement Date.
         (b)      Age 62 Benefit and Thereafter
                  From and after the first day of the calendar month next following his or her Effective Retirement Date, or the
                  attainment   of  age  62,   whichever   is   later,   the
                  Participant's Annual Retirement Income shall be equal to 50% of Final Average Compensation; provided, however, that in the event such Participant retired with less than
                  20 years of Service,  such Annual Retirement Income shall
                  be 50% of Final Average Compensation multiplied by a fraction (A) the numerator of which is such Participant's years of and fractional years of Service, and (B) the denominator of which is twenty (20).
         (c)      Benefit Reduction
                  The amount of benefit provided in paragraphs (a) and (b) of this Section 5.01 shall be reduced by the sum of the following:
                  (1)    the Participant's benefit under the Ashland Inc.
                         and Affiliates Pension Plan (the
                         "Pension    Plan")    (assuming    50%   of   such
                         Participant's   account  under  the  Ashland  Inc.
                         Leveraged   Employee  Stock  Ownership  Plan  were
                         transferred  to the Pension Plan, as allowed under
                         the terms of each of the said  plans),  determined
                         on the  basis of a  single  life  annuity  form of
                         benefit;
                  (2)    the Participant's  benefit under any other defined
                         benefit   pension  plan  qualified  under  Section
                         401(a) of the Internal  Revenue  Code of 1986,  as
                         amended which is maintained by Ashland, determined
                         on the  basis of a  single  life  annuity  form of
                         benefit (said plans referred to in  sub-paragraphs
                         (1) and (2) of this paragraph (c) are  hereinafter
                         referred to jointly and severally as the "Affected
                         Plans");
                  (3)    the Participant's benefit under the Ashland Inc.
                         Non-qualified Excess Benefit Pension Plan, deter-
                         mined on the basis of a single life annuity form
                         of benefit; and
                  (4)    the  Participant's  benefit under the Ashland Inc.
                         ERISA  Forfeiture  Plan  attributable  to  amounts
                         which  were  forfeited   under  the  Ashland  Inc.
                         Leveraged    Employee   Stock    Ownership   Plan,
                         multiplied by 50%, and  determined on the basis of
                         a single life annuity benefit.
                  In the event a Participant's benefit hereunder is paid as
                  a  lump  sum  pursuant  to  an  election   under  Section
                  5.04(b)(1), the reduction to such benefit shall be calculated based upon the lump sum actuarial present present actuarial value of the benefits referred to in sub-paragraphs (1)-(4) of this paragraph (c) to which the Participant would be entitled at age 62, regardless of the date payments actually commence. In the event the Participant's benefit hereunder is paid in any form of periodic payments, the reduction shall apply from and
                  after  the  date  the  Participant   actually   commences
                  payments under the plans referred to under sub-paragraphs
                  (1) or, (2) or (3) of this paragraph (c).
5.02     LEVELS III, IV AND V.
         The Annual Retirement Income of a Participant who retired from a position which was assigned a Hay Point rating of less than 2,000 points (and who on his or her Effective Retirement Date was deemed to be a Level III, IV, or V Participant under the Incentive Compensation Plan) shall, from and after the first day of the calendar month next following his or her 62nd birthday, be equal to 50% of Participant's Final Average Bonus; provided, however, that in the event such Participant retired with less than 20 years of Service, such Annual Retirement Income after age 62 shall be 50% of Final Average Bonus multiplied by a fraction (A) the numerator of which is such Participant's years of and fractional years of Service, and (B) the denominator of which is twenty (20). Although a Participant may elect to commence benefits under this Plan upon his or her Effective Retirement Date, there shall be an actuarial adjustment (consistent with that applied under Ashland's qualified pension plan, as from time to time in effect) for Participants receiving benefits under this Section 5.02 whose Effective Retirement Date is retire prior to age 62.
5.03     Annual  Retirement Income benefits payable under Sections 5.01 and
         5.02 for
         a period of less than 12  months  due to a  Participant's
         attainment of age 62 or death will be payable on a pro-rata basis, with months taken as a fraction of a year.
5.04     Payment Options.
         (a)      Election.
                  A Participant shall, subject to Sections 5.05 and 5.06, elect the form in which such benefit shall be paid from among those identified in this Section 5.04 and such election shall be made at the time and in the manner prescribed by Ashland, from time to time, provided that the election is made before the date as of which such
                  Participant    is    entitled   to   have   the   benefit
                  commenceParticipant's Effective Retirement Date. Such election, including the designation of any contingent
                  annuitant   or   alternate   recipient   under   Sections
                  5.04(b)(4)  or  (5),  shall  be  irrevocable   except  as
                  otherwise set forth herein. . Notwithstanding anything in the foregoing to the contrary, any Participant approved for participation in the Plan pursuant to Sections 3.01,
                  3.01 3.02 and 3.04 who makes an election under Section 5.04(b)(2) shall make such election by the later of -
                  (1)      the 60th day  following  such  Participant's
                           approval to participate in in this Plan; or
                  (2)      the earlier of -
                           (A)      the date six months prior to Participant's
                            termination from employment Effective Retirement Date; or
                           (B)      the December 31 immediately preceding the
                           first day of the month following such Participant's
                           termination from employment. Participant's
                           Effective Retirement Date.
                           Such  deferral  election  shall  be  made in the
                           manner prescribed by Ashland, from time to time,
                           and shall be  irrevocable  as of the  applicable
                           time  identified  under  Sections  5.04(a)(1) or
                           (2).
                  Until  the  time  at  which  such  an  election   becomes
                  irrevocable, an Participant shall be able to change it.

         (b)      Optional Forms of Payment.
                  (1) Lump Sum Option. A Participant may elect to receive the benefit under Article V as a lump sum distribution, subject to the discretion of the Committee as described below. A lump sum benefit payable under the Plan to a Participant shall be computed on the basis of the present actuarially equivalent present value of such Participant's benefit under Article V based upon the applicable actuarial assumptions and other relevant provisions used for the same in the Pension Plan and any other applicable plan as
                           described   in   5.01(c)(2)   (all  such   plans
                           hereafter  referred to jointly and  severally as
                           the  "Affected  Plans").   (1)  the  1971  Group
                           Annuity Mortality Table for males, regardless of whether the Participant is male or female and
                           (2) the average of the monthly published Pension Benefit Guaranty Corporation ("PBGC") interest rates for the six-month period which ends on the January 1 or July 1, which immediately precedes the date as of which this calculation is made (hereinafter called the "Applicable PBGC Rate"). The Applicable PBGC Rate is the one, used for the valuation of benefits paid as annuities from terminating single-employer plans for the first
                           20 years following the valuation date. Such lump sum shall be payable within thirty (30) days
                           following   the   later  of  the   Participant's
                           Effective Retirement Date, or at such later date
                           as Ashland or its delegate may determine, in its sole discretion. designated retirement date or the date the required election form is executed and filed with Ashland The Committee shall have the sole discretion to provide a lump sum benefit option to a class of retirees for a given calendar year. The decision as to whether to provide a lump sum benefit option shall generally be made by the Committee at the last
                           Committee  meeting  prior  thereto.  The  option
                           shall  be  made   available  to  a   Participant
                           contingent    upon    various    considerations,
                           including,  but not limited  to, the  following:
                           The tax status of Ashland, including without limitation, the corporate and individual tax rate then applicable and whether or not Ashland has or projects a net operating loss; the current and projected liquidity of Ashland, including cash flow, capital expenditures and dividends; Ashland `s borrowing requirements and
                           debt   leverage;    applicable   book   charges;
                           organizational   issues,   including  succession
                           issues;  security of the  retirement  payment(s)
                           with   respect   to   the   retiree;   and   the
                           Participant's preference.
                  (2) Lump Sum Deferral Option. A Participant who is eligible to receive a lump sum distribution under 5.04(b)(1) and who was part of a select group of management or a highly compensated employee, shall be able to elect to defer all or a any portion of the receipt of the elected lump sum (in increments of 25%), by having the obligation to distribute such amount transferred to the Ashland Inc.  Deferred  Compensation Plan
                           to be held thereunder in a notional account and paid pursuant to the applicable provisions of such Plan, as they may be amended from time to time; provided, however, that the election to defer such distribution shall be made at the time and in the manner prescribed in Section 5.04(a)(1) and (2). The amount deferred under this sub-paragraph (2) shall not be less than $1,000.
                  (3) Single Life Annuity. A Participant may elect to have such benefit paid in the form of equal
                           monthly    payments    for   and   during   such
                           Participant's life, with such payments ending at such Participant's death. The election of this option is irrevocable on the date as of which the benefit payments commence. Before that date, the Participant may change the option elected,
                           subject  to  the  applicable   limitations   and
                           conditions  applied to elections for
                           the options described  under  Section  5.04(a)(1)
                           and  (2). Payments    under   this  option  shall
                           commence effective as of the date on which payments to such Participant commence under the Affected Plans and shall be actuarially equivalent to the benefit provided under Section 5.01 or 5.02, whichever is applicable, determined on the basis of the applicable actuarial assumptions and other relevant provisions used for the same in the Pension Plan.
                  (4) Joint and Survivor Income Option. A Participant may elect to receive an actuarially reduced benefit payable monthly during the Participant's lifetime with payments to continue after his or
                           her   death   to  the   person   he   designates
                           (hereinafter called "contingent annuitant"),  in
                           an amount equal to (1) 100% of such actuarially reduced benefit, (2) 66 2/3% of such actuarially reduced benefit, or (3) 50% of such actuarially reduced benefit. Benefit payments under this option shall terminate with the monthly payment for the month in which occurred the date of death of the later to die of the Participant and his or her contingent annuitant. The following additional limitations and conditions apply to this option:
                           (A)      The contingent annuitant shall be desig-
                                    nated by the Participant in writing in
                                    such form and at such  time as  Ashland
                                    may  from  time  to  time   prescribe..
                                    Before  the   Participant's   Effective
                                    Retirement  Date, the  Participant  may
                                    change   the    contingent    annuitant
                                    elected.(B)  The  election of an option
                                    and   designation   of   a   contingent
                                    annuitant under this  sub-paragraph (4)
                                    is  irrevocable on the date as of which
                                    the benefit payments  commence.  Before
                                    that date, the  Participant  may change
                                    the contingent  annuitant or change the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to
                                    elections  for the  options   described
                                    under 5.04(a)(1) and (2).
                           (B)      In  the  event  of  the  death  of  the
                                    contingent  annuitant prior to the date
                                    as   of   which   the    election    is
                                    irrevocable,      the     Participant's
                                    selection  of this option shall be void
                                    and  the  Participant  may  change  the
                                    contingent   annuitant  or  change  the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to  elections  for the  options
                                    described under 5.04(a)(1) and (2).
                           (C)      In  the  event  of  the  death  of  the
                                    contingent  annuitant prior to the date
                                    as   of   which   the    election    is
                                    irrevocable,      the     Participant's
                                    selection  of this option shall be void
                                    and  the  Participant  may  change  the
                                    contingent   annuitant  or  change  the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to  elections  for the  options
                                    described  under under  5.04(a)(1)  and
                                    (2).
                           (D)      In  the  event  of  the  death  of  the
                                    Participant  prior  to the  date  as of
                                    which the election is irrevocable,  the
                                    election of this  option  shall be void
                                    and all  rights  to any  benefit  under
                                    this  Plan   shall   cease   except  as
                                    otherwise provided in Section 5.06.
                           (EC)     Actuarial    equivalence   under   this
                                    sub-paragraph  (4) shall be  determined
                                    on  the   basis   of   the   applicable
                                    actuarial    assumptions    and   other
                                    relevant  provisions  used for the same
                                    in the  Pension  Plan.  Payments  under
                                    this option shall commence effective as
                                    of the date on which  payments  to such
                                    Participant commence under the Affected
                                    Plans.
                  (5) Period Certain Income Option. A Participant may elect to receive an actuarially reduced benefit payable monthly during his or her lifetime and terminating with the monthly payment for the month in which his or her death occurs, with the provision that not less than a total of 120 monthly payments shall be made in any event to him or her and/or the person designated by him or her to receive payments under this sub-paragraph (5) in the event of his
                           or her death (hereinafter  called     "alternate
                           recipient"). Such alternate recipient shall be designated in writing by the Participant in such form and at such time as Ashland may from time to time prescribe. If a Participant and his or her alternate recipient die after the Effective Retirement Date, date as of which payments have commenced but before the total specified monthly payments have been made to such Participant and/or his or her alternate recipient, the commuted value of the remaining unpaid payments shall be paid in a lump sum to the estate of the later to die of the Participant or his or her alternate recipient. The following additional limitations and conditions shall apply to this option:
                           (A)      The election of this option and the
                                    designation of an alternate recipient
                                    under   this   sub-paragraph   (5)   is
                                    irrevocable on the date as of which the
                                    benefit  payments  commence;  provided,
                                    however,  a  The  alternate   recipient
                                    shall be  designated  in writing by the
                                    Participant  in such  form  and at such
                                    time as  Ashland  may from time to time
                                    prescribe.   The   designation   of  an
                                    alternate    recipient    under    this
                                    sub-paragraph  (5) is irrevocable after
                                    the    Effective    Retirement    Date,
                                    provided,  however,  a Participant  may
                                    designate a new alternate  recipient if
                                    the one first  designated  dies  before
                                    the Participant and after the Effective
                                    Retirement  Date  the  date as of which
                                    the benefit commenced.  Before the date
                                    on   which   the    election    becomes
                                    irrevocable, the Participant may change
                                    the  alternate  recipient or change the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to
                                    elections  for the  options
                                    described under 5.04(a)(1) and (2).
                            (B)     In  the  event  of  the  death  of  the
                                    alternate  recipient  prior to the date
                                    as   of   which   the    election    is
                                    irrevocable,      the     Participant's
                                    selection  of this option shall be void
                                    and  the  Participant  may  change  the
                                    alternate   recipient   or  change  the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to  elections  for the  options
                                    described under 5.04(a)(1) and (2). (B)
                                    In  the  event  of  the  death  of  the
                                    alternate  recipient  prior to the date
                                    as   of   which   the    election    is
                                    irrevocable,      the     Participant's
                                    selection  of this option shall be void
                                    and  the  Participant  may  change  the
                                    alternate   recipient   or  change  the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to  elections  for the  options
                                    described under 5.04(a)(1) and (2).
                           (C)      In  the  event  of  the  death  of  the
                                    Participant  prior  to the  date  as of
                                    which the election is irrevocable,  the
                                    election of this  option  shall be void
                                    and all  rights  to any  benefit  under
                                    this  Plan   shall   cease   except  as
                                    otherwise provided in Section 5.06(b).
         (DC)     Actuarial  equivalence under this sub-paragraph (5) shall
                  be determined on the basis of the applicable actuarial assumptions and other relevant provisions used for the same in the Pension Plan. Payments under this option shall commence effective as of the date on which payments to such Participant commence under the Affected Plans.
         5.05.    Payment of Small Amounts.
                  Unless such Participant elects to receive his or her benefit in a lump sum as provided in Section 5.04, in the event a monthly benefit under this Plan, payable to
                  either  a  Participant   or  to  his  or  her  contingent
                  annuitant, alternate recipient or surviving spouse, is too small (in the sole judgment of Ashland) to be paid
                  monthly,    such   benefit   may   be   paid   quarterly,
                  semi-annually,  or annually,  as determined by Ashland to
                  be
                  administratively convenient.
         5.06.    Surviving Benefits.
                  (a)      Except as otherwise provided in Section 5.04 of
                  or this Plan, in the event that a Participant receiving Annual Retirement Income benefits shall die after his o her Effective Retirement Date, no additional benefits shall be payable by Ashland under this Plan to such deceased Participant's beneficiaries, survivors,
                  or estate.
                  (b)If an Employee  diesdies while in active service with
                  Ashland
                           (1) prior to approval for  participation  in the
                  Plan and said Employee is a Level I or II participant under the Incentive Compensation Plan and at least 55 years of age; or
                           (2) after approval for participation in the Plan
                  but prior to making an election pursuant to Section 5.04(a) and said Employee is a Level I -V participant under the Incentive Compensation Plan; (1) before his or her Effective Retirement Date, or (2) prior to his or her approval or nomination for participation in the Plan but meets all of the following requirements on the date of his or her death: (A) such Employee dies in active service with Ashland on or after his or her 55th
                  birthday;   and  (B)  such  Employee   holds  a  position
                  classified at 2,000 Hay Points or more (and who is deemed
                  to be a Level I or II participant under Ashland's Incentive Compensation Plan), then such Employee shall be deemed:
                           (ai) to be a Participant under the Plan in the case of Section 5.06 (b)(1);
                           (bii) to have commenced participation one (1)
                           day prior to the date of the Employee's  death;
                           and
                           (ciii) if no election has been previously made, such Employee shall be deemed to have elected to receive his or her benefits in the form of the 100% Joint & Survivor retirement income option and shall be deemed to have  designated his or her spouse as the
                           beneficiary thereunder.
                   (c)  In  the  event  an   Employee   is   approved   for
         participation under the Plan and dies after having made an election under Section 5.04(a) but prior to his or her Effective Retirement Date, then such Employee shall be deemed to have commenced participation one (1) day prior to the date of the Employee's death and payment shall be made under this Plan in accordance with the Employee's election.
5.07 After a Participant's reaches his or her Effective Retirement Date and retires under this Plan, he or she shall continue to participate in Ashland's Group Life Insurance, Medical and Dental programs in the same manner and under the same terms and
         conditions   as  provided  for  retirees  as  a  class  under  the
         provisions  of  such  programs,  as from  time to time in  effect.
         Except  as   otherwise   expressly   provided  in  this  Plan,   a
         Participant's   active   participation  in  all  employee  benefit
         programs maintained by Ashland derived from his or her employment status with Ashland shall be discontinued.
ARTICLE VI.  CHANGE IN CONTROL.
         Notwithstanding any provision of this Plan to the contrary, in the event of a Change in Control, an Employee with 2,000 or more Hay Points (and who is deemed to be a Level I or II Participant under Ashland's Incentive Compensation Plan), shall automatically be deemed to be approved by the Board for participation under this Plan and may, in his or her sole discretion, elect to retire prior to the date the Employee reaches age 62. In addition, Ashland shall reimburse an Employee for legal fees and expenses incurred by such Employee if he or she is required to, and is successful in, seeking to obtain or enforce any right to payment pursuant to the Plan. In the event that it shall be determined that such
         Employee  is   properly   entitled  to  the  payment  of  benefits
         hereunder, such Employee shall also be entitled to interest thereon payable in an amount equivalent to the prime rate of interest (quoted by Citibank, N.A. as its prime commercial lending rate on the latest date practicable prior to the date of the actual commencement of payments) from the date such payment(s) should have been made to and including the date it is made. Notwithstanding any provision of this Plan to the contrary, the provisions of this Plan may not be amended after a Change in Control occurs without the written consent of a majority of the Board who were directors prior to the Change in Control.
ARTICLE VII.      MISCELLANEOUS.
7.01 The obligations of Ashland hereunder constitute merely the promise of Ashland to make the payments provided for in this Plan. No employee, his or her spouse or the estate of either of them shall have, by reason of this Plan, any right, title or interest of any kind in or to any property of Ashland. To the extent any Participant has a right to receive payments from Ashland under this Plan, such right shall be no greater than the right of any unsecured general creditor of Ashland.
7.02 Full power and authority to construe, interpret and administer this Plan shall be vested in the Board or its delegate. Decisions of the Board or its delegate shall be final, conclusive and binding upon all parties.
7.03 This Plan shall be binding upon Ashland and any successors to the business of Ashland and shall inure to the benefit of the Participants and their beneficiaries, if applicable. Except as otherwise provided in Article VI, the Board or its delegate may, at any time, amend this Plan, retroactively or otherwise, but no such amendment may adversely affect the rights of any Participant who has been approved for participation in the Plan except to the extent that such action is required by law.
7.04 Except as otherwise provided in Section 5.04, no right or interest of the Participants under this Plan shall be subject to voluntary or involuntary alienation, assignment or transfer of any kind.
7.05 This Plan shall be governed for all purposes by the laws of the Commonwealth of Kentucky.